SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 13, 2009


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-25148                11-2974651
          --------                     -------                ----------
(State or Other Jurisdiction         (Commission             (IRS Employer
     of Incorporation)                 File No.)           Identification No.)


170 Wilbur Place, Bohemia, NY                                          11716
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(Address of Principal Executive Offices)                             (Zip Code)


       Registrant's telephone number, including area code: (631) 563-2500


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

         On January 13, 2009, Global Payment Technologies, Inc. (the "Company") intends to file Form 15, Certification and Notice of Termination of Registration under Section 12(g) of the Securities Exchange Act of 1934 (the "Act"). This is a voluntary filing by the Company. The Company can cease being subject to the filing requirements of the Act (consisting of Forms 8-K, 10-Q, 10-K and proxy statements) and its directors, executive officers and certain beneficial owners can cease being subject to filing Forms 3, 4 and 5 and Schedules 13-G and 13-D since it has fewer than 300 record holders.

         It is the intention of the Company that it will continue to report financial results and periodic information through press releases.


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2009

                             GLOBAL PAYMENT TECHNOLOGIES, INC.



                             By:   /s/ William L. McMahon
                                   -----------------------
                                   Name: William L. McMahon
                                   Title:  President and Chief Financial Officer